UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2013

SANTO MINING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-169503	27-0518586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ave. Sarasota #20, Torre Empresarial, Suite 1103 Santo Domingo, Dominican Republic
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 809-535-9443

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into Material Definitive Agreement

License Agreement

On March 13, 2013, Santo Mining Corp. (the “Company”) entered into a definitive long-term license agreement (the “License Agreement”) with Campania Minera Los Angeles Del Desierto CA De CV, a Mexican company (the “Concessionaire”), to develop and mine three metallic concessions (the “Consessions”) located in Ocampo, Coahuila in Mexico owned by the Consessionaire.   Pursuant to the License Agreement, the Concessionaire will receive 40% of any royalty from the Consessions, and the remaining 60% will be retained by the Company. The Company is also required to make payments totaling $210,000 (the “Initial Payment”) within a year of signing the License Agreement as well as issue 1,000,000 shares of the Company’s common stock to the Concessionaire by June 14, 2013. $100,000 of the Initial Payment will be advanced towards the royalty fee.

The foregoing description of the terms of the License Agreement are qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”), which is incorporated by reference herein.

Mineral Property Acquisition

Richard Claim Acquisition

On March 25, 2013, the Company entered into a Mining Property Acquisition Agreement (the “Richard Acquisition Agreement”) with Gexplo, SRL, a company owned by Alain French, our President and Chief Executive Officer (the “Vendor”) pursuant to which the Company acquired from the Vendor an undivided one hundred percent (100%) interest in and to a mineral exploration concession application consisting of 220 hectares in the Dominican Republic known as Richard (the “Richard Claim”) (the “Richard Acquisition”). In consideration for the Richard Acquisition, the Vendor will receive a payment of $10,000 and 1,000,000 shares of the Company’s common stock (the “Richard Shares”).

The foregoing description of the terms of the Richard Acquisition Agreement are qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.2 to this Report, which is incorporated by reference herein.

Charles Claim Acquisition

On April 3, 2013, the Company entered into a second Mineral Property Acquisition Agreement (the “Charles Acquisition Agreement”) with the Vendor, pursuant to which the Company acquired from the Vendor an undivided one hundred percent (100%) interest in and to a mineral exploration concession application consisting of 278 hectares located in the Dominican Republic known as Charles (the “Charles Claim”) (the “Charles Acquisition”). In consideration for the Charles Acquisition, the Vendor will receive a $10,000 upon closing, a second payment of $50,000 within 90 days, and 1,500,000 shares of the Company’s common stock (the “Charles Shares”).

The foregoing description of the terms of the Charles Acquisition Agreement are qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.3 to this Report, which is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As described in Item 1.01, the Company acquired the Richard Claim pursuant to the Acquisition Agreement. The disclosures in Item 1.01 of this Report regarding the Acquisition is incorporated herein by reference in its entirety.

Description of the Richard Claim

The Richard Claim is located in the province of Sánchez Ramírez, in the municipality of Cotuí, section of Hatillo and in the village of La Jagua Mocha, located in the topographical map Zambrana (Hatillo) #6172-I (55) complying with the terms of the mining law #146 and its regulations.

The total area of the exploration application is 220 mining hectares.

The point of beginning (“PP”) is located 56.35 metros distance in the magnetic direction S41o-00’E from the Reference Point (“PR”). This PP is identified on the ground by a concrete monument with the initials “PP” and with a partially buried two inch diameter PVC tube filled with concrete. The PP is located at the UTM Coordinates UTM N2091800 y E381000 (Datum NAD27).

The PR is identified on the ground in the same manner as the PP and is located at the coordinates UTM N2091835 y E380950 (Datum NAD27).

The PR has been connected the Three (3) visuals with landmarks on the ground with the initials V1, V2, y V3 in the following manner:

FROM	TO	MAGNETIC DIRECTION	DistancE (metERS)	DIRECT POSITIVE ANGLE
PR	PP=A	S41[o]-00’E	56.35	00’-00”
PR	V1	S22[o]-00’E	24.10	19’-00”
PR	V2	S15[o]-00’W	14.10	56’-00”
PR	V3	N87 [o]-00’W	19.75	134’-00”

The Richard Claim boundaries will follow the direction on the Universal Mercator (UTM) grid, on vertices with incoming and outgoing angles of 90%, according to that outlined in the following:

From point	to point	Cardinal Direction	Distance Meters	UTM NortH (FROM POINT)	UTM EAST (FROM POINT)

PP=A

B

		South	535	N2091800	E381000

B

C

		East	1,000	N2091300	E381000

C

D

		South	300	N2091300	E382000

D

E

		West	3,000	N2091000	E382000

E

F

		North	500	N2091000	E379000

F

G

		East	200	N2091500	E379000

G

H

		North	500	N2091500	E379200

H

I

		East	1,800	N2092000	E379200

I

PP=A

		South	165	N2092000	E381000

E377000

ZAMBRANA (HATILLO) 6172-1 (55)

N2095000

MAIMON

77
78
79
80
81
82
83
84
95
94
93
92
91
90
89
88
Loma de Zambrana
Loma Naranjo
Loma El Mate
Loma El Rayo
Zambrana Arriba

"RICHARD"

CONCESION DE EXPLORACION METALICA

SOLICITANTE: GEXPLO, S.R.L.

PROVINCIA: SANCHEZ RAMIREZ

SUPERFICIE: 220 HA.

Gexplo SRL

Description of the Charles Claim

The Charles Claim is located the San Juan Province,, municipality of Sabaneta (DM), in the section Rio Arriba del Norte, village of Piedra Blanca, located in the topographic page Los Ladrillos (Arroyo Limon) 5973-III (39) in accordance with the mining law No. 146 and its regulations.  The base metals are principally copper, lead and zinc and the precious metallic minerals are gold and silver.

The total area of the application is 278 mining hectares. The PP is located a distance of 51.30 metros on a magnetic bearing of S78o-00’W from the Reference point. This PP is marked on the ground with a concrete post marked with the initials PP with a partially buried 2” PVC post filled with concrete.  The PP is located at the UTM N2113080 y E260500 coordinates (Datum NAD27).

The PR is marked on the ground in a similar manner tan the PP and can be located on the south side of the path from La Hilguera. The PR is located at UTM N2113090 y  E260550 coordinates (Datum NAD27).

The PR can be localized by three (3) visuals with stakes marked with the initials V1, V2, y V3 in the following manner:

Line	Magnetic bearing	direct positive angle	distance (meters)
PR – PP=A	S78[o]-00’W	00[o]-00’-00”	53.10
PR – V1	N62[o]-00’W	40[o]-00’-00”	23.30
PR – V2	N08[o]-00’W	94[o]-00’-00”	10.90
PR – V3	N45 [o]-00’E	147 [o]-00’-00”	22.20

Boundary Description:

The boundaries of the Charles concession follow the cardinal direction of the Transverse Mercator described in the following table:

FROM	TO	CARDINAL DIRECTION	DISTANCE (METERS)
PP = A	B	North	1420
B	C	East	800
C	D	South	500
D	E	West	100
E	F	South	1000
F	G	West	100
G	H	South	800
H	I	East	100
I	J	South	400
J	K	East	300
K	L	South	500
L	M	East	400
M	N	South	300
N	0	West	1400
0	PP = A	North	2080

LOS LADRILLOS (ARROYO LIMON) 5973-III (39)

Arroyo La Guama
Loma de la Petaca
Loma del Gajo Pelon
Arroyo Monte Bonito
SUBIDO RANCHO ANTONIO
Gajo de la Cabirma
Subida de la Cañada
Arroyo La Cienaguita
o del Gengibre
56
57
58
59
60
61
62
63
17
16
15
14
13
12
11
10
09
08

2108000N

256000E

"CHARLES"

CONCESION DE EXPLORACION METALIC

PROVINCIA: SAN JUAN

SOLICITANTE: GEXPLO SRL

SUPERFICIE; 278 HA

ESCALE: 1;50,000

FECHA: 27 JUNIO 2012

Item 3.02    Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

The Company issued the Richard Shares in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  Our reliance on Section 4(2) of the Securities Act was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale of the stock took place directly between the offeree and us.

The Company issued the Charles Shares in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act .  Our reliance on Section 4(2) of the Securities Act was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale of the stock took place directly between the offeree and us.

Item 8.01	Other Events.

On March 26, 2013, the Company issued a press release announcing the execution of the acquisition of the Richard Claim, a copy of which is attached as Exhibit 99.1 to this Report.

On April 4, 2013, the Company issued a press release announcing the execution of the acquisition of the Charles Claim, a copy of which is attached as Exhibit 99.2 to this Report.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
10.1	License Agreement, dated March 13, 2013, by and between Santo Mining Corporation and Campania Minera Los Angeles Del Desierto SA De CV.
10.2	Mineral Property Acquisition Agreement, dated March 25, 2013, by and between Santo Mining Corporation and Gexplo SRL.
10.3	Mineral Property Acquisition Agreement, dated April 3, 2013, by and between Santo Mining Corporation and Gexplo SRL.
99.1	Press Release Dated March 26, 2013.
99.2	Press Release Dated April 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2012

SANTO MINING CORP.

By:	/s/ ALAIN FRENCH
Alain French President and Chief Executive Officer